© 2010 Mercury Computer Systems, Inc. www.mc.com William Blair & Company San Francisco Mark Aslett – President & CEO Bob Hult – SVP, CFO May 17 - 18, 2010 Exhibit 99.1

© 2010 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2010 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2009. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s most recent earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2010 Mercury Computer Systems, Inc. www.mc.com
Mercury is a platform-independent, best-of-breed
ISR systems and services company

Note: $189M Total Revenue includes $2M interco eliminations
•
Founded in 1981
•
HQ in Massachusetts;
R&D in MA, VA, AL
•
513 employees
•
Leading provider of commercial
high-performance signal,
image and sensor processing
•
Focused on growing
defense ISR market
•
FY2009 revenues of $189M
•
NASDAQ: MRCY

© 2010 Mercury Computer Systems, Inc. www.mc.com 3 Phases of Mercury's transformation 3 Overlapping Phases – Parallel Execution

© 2010 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

•
Product
Portfolio
Refresh
•
Application
Expansion
•
Platform
Penetration
•
Customer
Expansion
•
Expand Total
Addressable
Market to $3.5B
•
Increased
System Content
•
Platform
Penetration
•
Application
Expansion
•
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
•
Focus on
Persistent ISR
•
Growth in
Federal Services
•
Filed $100M
Universal Shelf
•
Complementary
ISR Businesses
•
Semiconductor
Market
Rebound

© 2010 Mercury Computer Systems, Inc. www.mc.com
Success in semiconductor equipment –
position controller for lithography
Application Requirement:
•
Low-latency, deterministic
processing for precision control
in Stepper/Scanners
Initial Deal:
•
$10M pre-production orders booked
and partially shipped
•
Starting to receive production orders
•
Integrated platforms for production
(immersion/EUV, new/upgrades)
Advanced processing technology:
•
AdvancedTCA utilizing serial RapidIO

Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
Total Opportunity Potential: ~$100M over 5 years

© 2010 Mercury Computer Systems, Inc. www.mc.com
ACS 5-year design win value increased 22% overall in
FY09 with 51% growth in defense

Defense Highlights
•
Aegis – Naval BMD, C4I
•
Missile Defense – Ground Radar
•
Argon – Naval SIGINT
•
Predator – Airborne Radar
•
JCREW – Ground SIGINT
•
Rivet Joint – Airborne SIGINT
•
Gorgon Stare – Airborne ISR
•
NASP – Airborne Sonar
•
Guardrail – Airborne SIGINT
Commercial Highlights
•
KLA Tencor – Semiconductor
•
Hughes – Satellite Comms
•
Rapiscan – Baggage Scanning
•
L3 – Baggage Scanning
•
ASML – Semiconductor
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower

© 2010 Mercury Computer Systems, Inc. www.mc.com
AEGIS BMD radar processing
•
Selected for BMD Radar
–
Most powerful deployed embedded computer
for digital beam-forming
–
Extend to Radar Control System
•
Addressable market 60 ships out of 92
–
Plan of Record for ship upgrade:

2011 2012 2013 2014 2015 Total
6 6 6 6-8 6-8 30-34
•
Additional 8 ships to be built
•
Upside with sales and additional ships in out years
Total 5 year opportunity: $100M

© 2010 Mercury Computer Systems, Inc. www.mc.com
Services and Systems Integration drove significant
revenue growth in its first full year of operation
•
Expand ACS total
addressable market
•
From startup in FY08, FY09
bookings growth +106%,
revenue growth +157%
•
FY09 proved the business
model and potential
•
Enables substitute and 3
rd
party technologies e.g. blade
computing
•
Enables faster time to
revenue on programs and
increased deal sizes

© 2010 Mercury Computer Systems, Inc. www.mc.com
Success in Services & System Integration –
Radar Digital Processor
Project Requirement:
•
Phased Array Radar for Ground
Missile Defense (FMS)
Initial Deal:
•
$12M engineering services and
system integration
•
$6M production order (1 country)
Advanced processing technology:
•
OpenVPX™ embedded computing

Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
Future Opportunity Potential:
$12M total production for next 2 countries;
~15-20 countries expected to follow

© 2010 Mercury Computer Systems, Inc. www.mc.com
•
Strong revenue ($5.7M) and
bookings ($11.9M) in FY09
•
Concurrently, generating
new opportunities for ACS
•
8 active engagements;
3 direct prime contracts
•
Recognized by the DoD as
advanced processing
architects for next-gen
airborne ISR systems
Mercury Federal Systems (MFS) delivered significant
first year bookings and revenue

© 2010 Mercury Computer Systems, Inc. www.mc.com
MFS success story – Wide Area Airborne Surveillance
Project Requirement:
•
Concurrent near real-time
situational awareness for
MQ-9 Reaper UAV
(Gorgon Stare)
Initial Deal:
•
$7M bookings
•
1/2 hardware / software
•
1/2 engineering services
Advanced processing technology:
•
Embedded GPUs w/IO

Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
Total Opportunity Potential: ~ $20M

© 2010 Mercury Computer Systems, Inc. www.mc.com Strength in ACS defense markets • Radar (32% CAGR FY07-09) and EW (9% CAGR) driving growth 12

© 2010 Mercury Computer Systems, Inc. www.mc.com
Key defense platforms and programs driving growth

Global Hawk
Predator/Reaper
Rivet Joint
Gorgon Stare
F-16
F-35 JSF
BAMS
MESA
P8-MMA
MP-RTIP
Aegis
RDP - Ground Missile
Defense Radar
THAAD
JCREW
Software
Defined Jammer
Guardrail
SSEE(F)
CADF
Deepwater
Airborne ISR
Airborne ISR Airborne ISR
Representative Program List
Counter IED
Counter IED Counter IED
Electronic Warfare (EW) Electronic Warfare (EW)

© 2010 Mercury Computer Systems, Inc. www.mc.com
Military electronics is a market sweet spot

•
Retrofit and upgrades remain
strong for legacy programs
•
Increased need for EW;
intelligence, surveillance,
reconnaissance assets
•
Networked nodal platforms,
time to information
•
Next-gen onboard processing,
exploitation and dissemination
architecture critical
Sources : The Military Electronics Briefing, 2008 Ed. , The TEAL Group, Frost & Sullivan, U.S C4ISR Market 2007

© 2010 Mercury Computer Systems, Inc. www.mc.com
To the warfighter, time to information is critical
to address the growing gap between:

What’s collected?
100TB per mission
Force Protection Mission Critical
Real-time
Forensics
Last 18 hours
Recent minutes
For decision makers who need timely, actionable,
and relevant information
What’s
actionable?
?
What’s analyzed?
100GB per mission

© 2010 Mercury Computer Systems, Inc. www.mc.com

Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
45% 10% 15% 10% 10% 5% 5%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
Warfighter
Terminals
Warfighter
Terminals
Broadcast
Provision
Broadcast Provision
Source:  DoD Budget Request FY93 and FY2008
1993
2008
Mercury’s
Opportunity
Mercury’s
Opportunity
Budget priorities being realigned to maintain technology edge

© 2010 Mercury Computer Systems, Inc. www.mc.com
Mercury's new Converged Sensor Network™ (CSN™)
vision for persistent ISR
A revolutionary open architecture that combines

Multi-Sensor
Signal
Processing
Information
Management
Technologies
Transformational
Access to
Information in the
Tactical Edge
Radar
Video
SIGINT
Signal
Processing
Image
Processing
Signal
Processing
Data
Exploitation
Information
Dissemination
SAN
Global
Information
Grid
Become the government’s trusted partner for next-generation
ISR platform signal processing and computing

© 2010 Mercury Computer Systems, Inc. www.mc.com
Government/DoD frustration leads to defense
procurement reform
Today’s Model
•
Government frustrated
with current model
•
Platform-centric approach
•
Proprietary closed system
architectures
•
Significant cost overruns
•
Significant schedule slips
Emerging Model
•
Best-of-breed model
emerging
•
More commercial items
•
Open platform-independent
architectures
•
QRC – rapid deployment,
lower cost and risk
•
Likely to occur for signal
processing and computing

Budget pressure and significant schedule slippage is leading to Defense procurement reforms that could benefit Mercury

© 2010 Mercury Computer Systems, Inc. www.mc.com
Positioned for growth
•
Focused on growing ISR market segment
•
Creating a platform-independent, best-of-breed ISR
systems and services company
•
Unique capabilities in commercial high-performance
embedded signal, image and sensor processing
•
Building government amenable business model in line
with expected Defense procurement reform
•
Delivering strong organic growth in defense with robust
target business model
•
Will pursue complementary ISR acquisitions to scale

© 2010 Mercury Computer Systems, Inc. www.mc.com Financial Overview

© 2010 Mercury Computer Systems, Inc. www.mc.com
21
FY07 – FY10 YTD: Restored profitability

Note: All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal year and have not been restated for operations that have been discontinued subsequent to that time.

© 2010 Mercury Computer Systems, Inc. www.mc.com

Strong defense revenue

Note:
All historical figures adjusted for discontinued operations
14% Defense CAGR
FY07 – FY09
Revenue ($M)
Commercial
Defense
$23
$26
$29
$33
$27
$31
$35
$37
$33
$34
$38
$40
$41
$35
$34
$21
$25
$23
$21
$16
$16
$15
$13
$11
$11
$13
$8
$7
$10
$9
$43
$51
$52
$54
$43
$47
$51
$50
$45
$45
$51
$48
$47
$45
$44
$59
Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410
Q4’10 Mid-Point Guidance

© 2010 Mercury Computer Systems, Inc. www.mc.com
Strong growth in bookings and backlog
FY07-FY09:
•
Total Company
–
11% Bookings CAGR
–
18% Backlog CAGR
•
Defense
–
28% Bookings CAGR
–
28% Backlog CAGR
23 23
Note:
Historical figures adjusted for discontinued operations
Bookings
Total Company $M
Ending Backlog
170
199
210
70
78
98
0

50
75
100
125
150
175
200
225
FY07 FY08 FY09
Defense
$107
Defense
$145
Defense
$174
Defense
$58
Defense
$67
Defense
$94

© 2010 Mercury Computer Systems, Inc. www.mc.com
Improved working capital efficiencies
•
Supply chain
transformation
Operational efficiencies
Manufacturing lead times
Cost of quality
Competitive advantage
for Mercury and
customers
Inventory reduced $8.6M
from Q3 FY08 to Q3 FY10
•
Customer satisfaction
Blue chip customers
End-of-quarter
shipment skew
24 24

© 2010 Mercury Computer Systems, Inc. www.mc.com Much improved cash conversion cycle 25 Note: Cash conversion calculation = DSO’s + Inventory Days – A/P Days

© 2010 Mercury Computer Systems, Inc. www.mc.com 26 Repaid debt and improved cash balance Note: ARS settlement at par ($38M) with UBS 6/30/10

© 2010 Mercury Computer Systems, Inc. www.mc.com
Strong and unencumbered balance sheet

Q3'10
($M)
Cash and Marketable Securities 93
Total Current Assets 152
Total Assets 225
Debt 25
Total Liabilities 67
Shareholders' Equity 158
•
Generated $7M free cash flow in 3Qs’10
•
Zero cost ARS loan of $25M
•
$38M ARS balance repaid at par 6/30/10
•
23.2M diluted weighted average shares outstanding for the
3 months ending 3/31/10

© 2010 Mercury Computer Systems, Inc. www.mc.com

Notes: Target Business Model assumes organic growth. ACS /MFS approx 90%/10% revenue split
Adj EBITDA adjusts for Depreciation  2-3% of revenue and Stock Based Comp 2-3% of revenue
Robust target business model
Target
Business
Model

© 2010 Mercury Computer Systems, Inc. www.mc.com

3Q YTD’10 prior year comparison (GAAP)

Notes:
1)All historical income statement figures have been restated for operations that have been discontinued subsequent to that time.
2)  Adj EBITDA is earnings before impairment charges, interest, taxes, restructuring, stock compensation, amortization and depreciation.

© 2010 Mercury Computer Systems, Inc. www.mc.com
Last 11 quarter’s revenues and EPS exceeded
or met the top end of guidance

2008
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01
(0.05)-
0.01
2009 Q1 Q2 Q3 Q4
Revenue
($M)
49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS
($)
0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010 Q1 Q2 Q3 Q4
Revenue
($M)
47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0
EPS
($)
0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11)
Note:
Non-GAAP
GAAP

© 2010 Mercury Computer Systems, Inc. www.mc.com
Q4’10 guidance ($M)

Quarter Ending June 30, 2010
Low High
    Revenues $58 $60
    GAAP EPS $0.25 $0.28
    Adj EBITDA $9.3 $9.9
Note - Adj EBITDA Adjustments:
  Net Income 5.9 6.5
    Stock compensation 1.2 1.2
    Interest Expense 0.1 0.1
    Interest Income (0.2) (0.2)
    Taxes 0.3 0.3
    Amortization 0.4 0.4
    Depreciation 1.5 1.5
  Adj EBITDA 9.3 9.9

© 2010 Mercury Computer Systems, Inc. www.mc.com
Financial summary
•
Returned to profitability
•
11% bookings and 18% backlog growth (CAGR)
•
Improved working capital efficiencies
•
Healthy cash flows from operations
•
Strong and unencumbered balance sheet
•
Robust target business model 17-18% Adj. EBITDA
•
$100M shelf registration effective

© 2010 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY Thank You 33

© 2010 Mercury Computer Systems, Inc. www.mc.com Appendix

© 2010 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation ($M)
Year Ended Year Ended Year Ended
June 30, 2007 June 30, 2008 June 30, 2009
GAAP net income (loss) ($37.8) ($35.4) ($1.3)
Adjustment to exclude stock-based compensation 10.6 10.4 4.6
Adjustment to exclude inventory write-down 0.0 0.8 0.0
Adjustment to exclude in-process research and development 3.1 0.0 0.0
Adjustment to exclude amortization of acquired intangible assets 7.2 7.3 2.4
Adjustment to exclude impairment of goodwill and long-lived assets 0.1 18.0 0.0
Adjustment to exclude restructuring 5.5 5.2 1.7
Adjustment to exclude gain on sale of long-lived assets 0.0 (3.2) 0.0
Adjustment for tax impact 5.2 0.2 (5.6)
Non-GAAP net income (loss) ($6.2) $3.3 $1.8
Adjustment to exclude taxes and other income (expense) 7.8 2.8 0.2
Non-GAAP Income (loss) from operations ($14.0) $0.5 $1.6
GAAP net income (loss) ($37.8) ($35.4) ($1.3)
Adjustment to exclude loss from disco ops, net of income taxes (8.9) (30.0) (20.3)
Adjustment to exclude gain (loss) on sale of disco ops 0.0 (1.0) 11.1
GAAP net income (loss) from continuing operations ($28.9) ($4.4) $7.9
Adjustment to exclude GAAP related items
(3)
3.1
Non-GAAP net income (loss) from continuing operations $11.0
Adjustment to exclude taxes and other income (expense) 5.4
Non-GAAP Income (loss) from continuing operations $16.4
Net income (loss) per share - Diluted - GAAP ($1.78) ($1.64) ($0.06)
($0.29) $0.15 $0.08
($1.36) ($0.21) $0.35
$0.49
21.2 21.6 22.4
21.2 22.0 22.4
Net income (loss) per share - Diluted - Non-GAAP
Net income (loss) per share - continuing operations - Diluted - Non-GAAP
Weighted average shares - Diluted - GAAP
Weighted average shares - Diluted - Non-GAAP
Net income (loss) per share - continuing operations - Diluted - GAAP
Notes:
1)FY07 – FY08 income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal period
2)FY09 income statement figures are restated for discontinued operations as reported
3)GAAP related items: stock comp, amortization, restructuring and adjustment to taxes

© 2010 Mercury Computer Systems, Inc. www.mc.com

Adjusted EBITDA Reconciliation ($M)
Three Quarters Ended Three Quarters Ended
March 31, 2009 March 31, 2010
Income from operations before income taxes $5.2 $8.1
Other expense (income) 0.3 (0.9)
   Income tax expense (benefit) 0.1 (1.0)
Income from continuing operations $4.8 $10.0
Stock-based compensation expense 4.7 3.0
   Impairment of long-lived assets 0.0 0.2
Interest Expense 2.3 0.3
Interest Income (1.9) (0.4)
   Income tax expense (benefit) 0.1 (1.0)
Restructuring 0.7 0.2
Amortization of acquired intangible assets 1.9 1.3
Depreciation 4.3 3.8
Adjusted EBITDA $16.9 $17.4
All historical income statement figures have been restated for operations that have been discontinued subsequent to that time.
Note: